IQST - IQSTEL ANNOUNCES BINDING MOU TO ACQUIRE 51% INTEREST IN ULTRANET TELECOM GROUP, POSITIONING THE COMPANY ABOVE A HALF-BILLION-DOLLAR REVENUE RUN RATE AND INCREASING NET INCOME FROM OPERATIONS BY 4x

Ultranet Expected to Contribute Approximately $130 Million in Revenue and Approximately $4.5 Million in Net Profit (based on FY 2025 audited financial statements)

NEW YORK, NY — June 4th, 2026 — IQSTEL Inc. (NASDAQ: IQST), a global Connectivity, AI, and Digital Services company, today announced a Binding Memorandum of Understanding (“MOU”) to acquire a 51% controlling interest in Ultranet Telecom Group (“Ultranet”), a fast-growing telecom and technology company headquartered in Ghana with operations across Africa and international markets.

The transaction, expected to be the largest acquisition ever performed by IQSTEL, is projected to add approximately $130 million in annual revenue and approximately $4.5 million in net profit based on Ultranet’s FY 2025 audited financial statements.

With this acquisition, IQSTEL reaches a major corporate milestone by surpassing a $500 million annualized revenue run rate, further accelerating the company’s strategic path toward becoming a $1 billion global technology-driven corporation.

Additionally, 60% of the consideration is contingent upon Ultranet achieving specified net income targets over the next 24 months, aligning the interests of both parties and reinforcing a performance-driven transaction structure.

The parties anticipate that the transaction will support IQSTEL’s long-term growth objectives, subject to the completion of due diligence, the negotiation and execution of definitive agreements, and other customary closing conditions.

“In this transaction we are expanding our global footprint and operational scale,” said Leandro Iglesias, CEO of IQSTEL. “This is more than an acquisition, it is a strategic partnership combining Ultranet’s powerful African telecom platform with IQSTEL’s global commercial infrastructure, AI capabilities, and digital services vision. Together, we intend to accelerate Ultranet’s Africa growth and launch the Ultranet platform into the Middle East and Asia. Raymond Oppong-Dapaah and his management team will continue leading day-to-day operations and will now have access to greater financial resources, a larger global platform, and expanded technology capabilities to pursue significantly larger opportunities.”

Raymond Oppong-Dapaah, CEO and Owner of Ultranet Telecom Group, added: “We were looking for a strategic partner to accelerate our Africa growth and expand into the Middle East and Asia. IQSTEL brings global scale, financial strength, and a strong digital services vision that we believe will take Ultranet to the next level. By partnering with IQSTEL, we gain the ability to accelerate larger projects, enter new regions more quickly, and access a much broader international ecosystem.”

Ultranet’s Platform and Strategic Assets

Ultranet operates across Ghana, Nigeria, Mali, Burkina Faso, Senegal, and Ivory Coast, with commercial activities in Europe, Asia, and North America.

A key strategic asset of Ultranet is its portfolio of six exclusive international SMS gateway agreements with leading African mobile operators, granting sole international SMS routing rights in their respective markets. These strategic exclusivity agreements represent high-barrier-to-entry assets with recurring revenue characteristics and strong long-term commercial value.

Strategic Advantages of the Combination

The combined platform is expected to operate in approximately 30 countries across 5 continents. IQSTEL believes the transaction creates substantial strategic value through:

•      Expanded telecom infrastructure and carrier operations

•      Accelerated growth of high-margin Digital Services, AI, and fintech

•      Acelerating our presence in Africa, Middle East, Asia

•      Stronger international interconnection capabilities

•      Operational synergies and cost efficiencies

Transaction Timeline

The parties are working toward a Definitive Purchase Agreement within 60 days, with a target close in Q3 2026. Financial terms are not being disclosed at this time; additional details will be provided in a Current Report on Form 8-K to be filed with the SEC.

Additional Note: Management Participating in Podcast Today

The CEO of IQSTEL, Leandro Iglesias, and the CFO of IQSTEL, Alvaro Quintana, will be participating today at 11:00 a.m. in the Seth Farbman Podcast to discuss the company’s vision and the execution of its business plan.

https://podcasts.apple.com/us/podcast/seth-farbman-on-podcast-from-startup-to-stock-exchange/id1356667808

About Ultranet Telecom Group

Ultranet Telecom Group (www.ultranetgh.com) is a telecommunications and technology company headquartered in Ghana, providing integrated telecom, connectivity, messaging, and technology services across Africa and international markets. Ultranet operates telecom infrastructure and commercial operations across multiple African countries and maintains strategic relationships with major regional telecom operators.

About IQSTEL Inc.

IQSTEL Inc. (NASDAQ: IQST) is a global telecom and technology company operating in 21 countries with over 600 Telecommunication Carrier Interconnections. The company delivers international voice, SMS, messaging, connectivity, and mobile financial services to telecom operators and enterprise customers worldwide. Built through a decade of organic growth and strategic acquisitions, IQSTEL is now expanding into AI-powered communications and cybersecurity through its RealityBorder.com AI Division and Cycurion partnership.

For more information, please visit www.IQSTEL.com.

Official Investors Landing Page: www.landingpage.iqstel.com

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Safe Harbor Statement:

Statements in this news release may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions, including statements regarding the expected benefits, timing, and financial impact of the proposed Ultranet transaction. Words such as "anticipate," "believe," "estimate," "expect," "intend", "could" and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about our business and the proposed transaction and are subject to risks and uncertainties. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: our ability to successfully complete the proposed acquisition, including obtaining required regulatory approvals from the Ghana NCA and Nigeria NCC and negotiating definitive documentation on acceptable terms; the risk that the transaction may not close or may close on terms different than expected; our ability to integrate Ultranet’s operations; Ultranet’s ability to achieve the projected revenue and net income targets; our continued ability to pay operating costs and meet demand; competition in the telecom sector; changes in cybersecurity and telecom markets; our ability to develop new products and services; our success with strategic alliances; our ability to comply with applicable regulations; our ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission.

These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release, and IQSTEL Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release.

Media and Investor Relations:

Ethan Walfish

Head of Investor Relations

IQSTEL Inc.

300 Aragon Avenue, Suite 375

Coral Gates, FL 33134

Email: ir@iqstel.com

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